SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      December 19, 1997
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                          L-3 Communications Corporation
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            (Exact Name of Registrant as Specified in Its Charter)

                                  Delaware
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                (State or Other Jurisdiction of Incorporation)

          333-31649                              13-3937436
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    (Commission File Number)            (IRS Employer Identification No.)

600 Third Avenue, New York, New York                                 10016
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(Address of Principal Executive Offices)                           (Zip Code)

                            (212) 697-1111
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           (Registrant's Telephone Number, Including Area Code)
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Item 5.        Other Events

     On December 19, 1997, L-3 Communications Corporation (the "Company") signed a definitive agreement to purchase substantially all the assets and liabilities of the Satellite Transmission Systems division of California Microwave, Inc. The purchase price of $27,000,000, subject to adjustment, will be financed through cash on hand and/or borrowings under the Company's
Senior Credit Facility.

     On December 22, 1997, the Company signed a definitive agreement to purchase substantially all the assets and liabilities of the Ocean Systems division of AlliedSignal Inc. The purchase price of $70,000,000, subject to adjustment, will be financed through cash on hand and/or borrowings available under the Company's Senior Credit Facility.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    L-3 COMMUNICATIONS CORPORATION
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                                         Registrant


Date: January 9, 1998                  By: /s/ Michael T. Strianese
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                                             Its:  Vice President